Exhibit 32.2

               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
      Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the quarterly report on Form 10-Q of Chugach Electric Association, Inc. (the "Company") for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Michael R. Cunningham, Chief Financial Officer and Principal Financial Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 12, 2008                            /s/ Michael R. Cunningham
                                                 Michael R. Cunningham
                                                 Chief Financial Officer
                                                 Principal Financial Officer